Retrospective Adoption Of ASU 2015-03	12 Months Ended
Dec. 31, 2015
Accounting Changes and Error Corrections [Abstract]
Retrospective Adoption Of ASU 2015-03

NOTE 20—RETROSPECTIVE ADOPTION OF ASU 2015-03

As discussed in Note 2, “Significant Accounting Policies,” ASU 2015-03 simplifies the presentation of debt issuance costs by requiring that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. As a result of the retrospective adoption of ASU 2015-03 effective January 1, 2016, deferred financing costs, net of approximately $40.2 million and $48.1 million previously classified as an asset within Deferred Financing Costs, net were reclassified to reduce the related debt liabilities within Notes Payable, net as of December 31, 2015 and 2014, respectively. Accordingly, the accompanying Consolidated Balance Sheets; Note 2, “Significant Accounting Policies”; Note 6, “Long-Term Debt”; Note 17, “Segment Reporting and Business Concentrations”; and Note 19, “Guarantor and Non-Guarantor Supplemental Financial Information” have been updated. Additionally, Note 21, “Subsequent Events” has been added. No other updates have been made to what was previously disclosed in the consolidated financial statements in the Company’s 2015 Form 10-K that was filed with the Securities Exchange Commission on March 10, 2016 other than the above mentioned updates and updates to our Report of Independent Registered Accounting Firm to reflect a dual dated opinion as a result of these updates.